AFL-CIO HOUSING INVESTMENT TRUST

2017 ANNUAL REPORT

competitive returns • union jobs • affordable housing

By The Numbers

1992-2017

421 projects in **27** states across the U.S.

$8.5 billion in HIT capital invested

65,800 union construction jobs

93,857 housing units financed

71% affordable housing

$15.7 billion in Total Development Investment

$22.4 billion of total economic impact

141,300 total jobs created across industries

$2.9 billion in local, state, and federal tax revenue generated

In 2016 dollars. Includes projects financed by Building America CDE, a controlled affiliate (hereinafter referred to as "subsidiary"). Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model. See inside back cover for additional detail.

By any measure, we believe that 2017 was a banner year for the AFL-CIO Housing Investment Trust (HIT). The HIT put 19 projects under agreement, committing $422 million of investor capital to finance 6,243 housing units across the country. This represented the second largest year of housing production for the HIT since 2004, and the $1.46 billion in total development investment was the second largest in HIT’s history. The total estimated economic impact of these 19 projects plus three additional projects financed by the HIT’s subsidiary, Building America, was nearly $2 billion.

Investors continued to invest significant capital in the HIT. For the 6th time in the last decade, the HIT raised well over $400 million in new capital and reinvested dividends. These additions helped increase HIT’s net assets to $6.2 billion by year-end, which is nearly double its net assets at the end of 2002. It is also nearly 12 times greater than net assets when I began my tenure in 1992.

Over the past decade, the HIT and Building America have created an estimated 27,300 on-site union construction jobs. As the HIT grows, so too does its ability to create good paying union jobs and expand affordable housing. In 2017, 74% of the housing units financed by the HIT were affordable to low- and moderate-income families, bringing the total to more than 66,600 affordable units and nearly 94,000 total units financed in the last 25 years.

The HIT continued to provide competitive risk-adjusted returns in 2017, demonstrating its ability to perform and adapt across changing markets and investment environments. The HIT will continue to endeavor to invest capital responsibly and with maximum beneficial impact for America’s working men and women, and their communities.

Pensions & Investments recognized the HIT as a Best Place to Work in Money Management in 2017. Our senior management team is among the most talented and committed the HIT has ever had, and among the most diverse in the financial management sector.

Taken together – the returns, the affordable housing financed, the jobs created on-site and in the community – the HIT epitomizes what responsible investing means. We are grateful for your continued support and thank you for your investment in our fund.

Steve Coyle

Chief Executive Officer

ANNUAL REPORT 2017     1

MESSAGE FROM THE

AFL-CIO President

“The HIT continues to affirm the commitment it made decades ago to create family-supporting union jobs, finance quality affordable housing, and generate competitive returns for its investors.”

The HIT proved itself once again to be a champion of the labor movement’s values in 2017. Thousands of families will live in the more than 6,200 quality housing units financed by the HIT during the year. Members of the building and construction trades from coast to coast will receive paychecks with benefits from the 3,600 on-site construction jobs created on the projects financed by the HIT. Children will grow up in safe communities revitalized by HIT investments, and seniors, included union retirees, will have an affordable home in which to spend their golden years.

The HIT continues to affirm the commitment it made decades ago to create family-supporting union jobs, finance quality affordable housing, and generate competitive returns for its investors. This virtuous cycle helps keep our members employed and contributes to the health of our pension funds. I am particularly proud of the HIT’s recent commitment to the Midwest, at a time when this region of our country needs investment more than ever. The HIT’s investments created good paying union construction jobs across 10 Midwestern communities in 2017 alone, bringing much needed affordable housing and economic stimulus to the region. In less than two years, the MidWest@Work Initiative is a third of the way towards its goal—with 18 projects financed—demonstrating that when the HIT lays out a plan, it can deliver.

The HIT has a strong track record of putting money where labor’s values are – good union jobs, quality affordable housing, and responsible stewardship of retirement capital. An investment in the HIT is an investment in our values. Thank you for your support.

Richard L. Trumka

President, AFL-CIO

Trustee, AFL-CIO Housing Investment Trust

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DISCUSSION OF FUND PERFORMANCE (unaudited)

PERFORMANCE & CONSISTENT STRATEGY

For 2017, the HIT returned 3.58% on a gross basis and 3.17% on a net basis versus 3.54% for its benchmark, the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate or Benchmark). While lagging the Benchmark on a net basis for 2017, the HIT has outperformed on a gross basis for 24 of the past 25 calendar years, and on a net basis for 15 of those years. In 2017 the HIT also surpassed $6 billion in net assets. We believe HIT’s track record of competitive risk-adjusted returns stems from its consistent and patient execution of a strategy focused on high credit quality multifamily mortgage-backed securities (MBS). This strategy should continue to provide value to fixed-income investors over the long term.

HIT’s investment strategy is to construct and manage a portfolio with greater yield and higher credit quality than the Benchmark. It invests in government/agency quality multifamily MBS with prepayment protection, in lieu of corporate debt and most Treasury securities in the Benchmark. Multifamily MBS generally provide higher yields than securities of similar credit quality and interest rate risk. The HIT is therefore designed to produce competitive risk-adjusted returns versus the Benchmark. Further, with superior credit quality and no corporate debt, the HIT can offer diversification.

HIT’s overweight in multifamily securities (68% at year-end) helped generate competitive returns despite a challenging environment where riskier fixed-income securities significantly outperformed Treasuries. Multifamily MBS spread tightening and HIT’s income advantage helped offset strong performance of corporate bonds and lower credit quality securities, which the HIT did not hold. HIT’s slightly short duration position also contributed positively as interest rates rose on the short to intermediate parts of the yield curve.

The HIT maintained its overweight to the highest credit quality assets despite many investors chasing yield. At year-end, 96.2% of the HIT's portfolio was Government/Agency/ AAA-rated compared to 71.2% in the AAA component of the Barclays Aggregate. A comparison of HIT's performance to the AAA component of the Benchmark shows the value of its consistent strategy, specifically its overweight to mutlifamily MBS. The AAA component of the Benchmark has comparable credit risk and interest rate risk to the HIT. However, for 2017 the HIT outperformed this component by 1.17% (gross) and 0.76% (net), as well as over longer periods, as set forth on page 6.

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit. com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the index would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

ANNUAL REPORT 2017     3

DISCUSSION OF FUND PERFORMANCE (unaudited)

2017 MARKET ENVIRONMENT

Against a backdrop of steady global expansion, low volatility, and moderate inflation, U.S. GDP grew at an annual rate of 3.2% and 2.6% in the third and fourth quarters of 2017, respectively, with an average rate of 2.3% for the year. Job growth remained healthy and the unemployment rate fell to 4.1% in the fourth quarter the lowest rate since July 2000. Equities performed very well on fairly strong economic indicators, generally good corporate earnings, and the anticipation of the US. tax cuts, which were passed on December 22, 2017. Equity valuations continued to climb during 2017 (Dow Jones, S&P 500, and NASDAQ indices rose 25.1%, 19.4%, and 28.2%, respectively) and corporate credit spreads pushed tighter. With the economy close to full employment and the anticipated fiscal stimulus, the Federal Reserve continued on a path of gradually normalizing monetary policy and unwinding its balance sheet.

INTEREST RATES

Treasury rates rose for short and intermediate maturities as the markets priced in more Federal Reserve tightening. Ongoing low inflation expectations kept longer term rates steady as the

Treasury yield curve flattened significantly, with shorter-term rates rising and longer-term rates generally remaining within a range or slightly lower. The Federal Reserve hiked the fed funds rate three times – by 25 basis points in each of the meetings in March, June, and December – and continued to normalize monetary policy by starting to shrink its $4.5 trillion balance sheet in October. From year-end 2016 to year-end 2017, 2-, 3-, and 5-year Treasury yields rose by 70, 52, and 28 basis points, respectively, while 10- and 30-year yields fell by 4 and 33 basis points, respectively.

SPREADS

As investors chased higher yields, spreads to Treasuries for spread-based assets continued to contract. Corporate bond spreads had continued to tighten since February 2016 and ended 2017 near pre-financial crisis levels, as shown below.

Spreads on the high credit quality multifamily MBS that are HIT’s focus tightened, albeit not to the same extent. For FHA/ Ginnie Mae permanent and construction/permanent MBS, and Fannie Mae DUS 10/9.5 securities in HIT’s portfolio, spreads tightened by approximately 13, 33, and 19 basis points, respectively.

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DIRECTLY SOURCED MULTIFAMILY INVESTMENTS

2017 was a successful year for HIT’s direct sourcing and capturing of multifamily investments. With nearly $422 million committed to 19 transactions, it was HIT’s largest volume since 2010. During the year, FHA financing was attractive to some developers and sponsors in some of HIT’s key markets. The availability of FHA investments was positive for the HIT, because FHA product can provide relative value for the portfolio and has represented nearly 60% of the total HIT multifamily volume in the past five years.

Construction-related securities help the HIT generate competitive risk-adjusted returns as the investments are funded over an 18-24 month construction period. Further, as the Ginnie Mae/FHA construction mortgage securities in HIT’s portfolio approach conversion to permanent securities, the spreads to Treasuries compress and values increase. In addition to these financial benefits, HIT-financed projects create union construction work, affordable and workforce housing, and additional community benefits as the impacts of the construction ripple through local economies.

“The Lynn project is an example of how to invest pension money, get competitive returns, put our members to work, and recapture market share outside of our core areas.”

–Lou Antonellis, Business Manager, IBEW Local 103 at Gateway North worker appreciation lunch, Lynn, MA

HIT’s newest initiative, the MidWest@Work Investment Strategy, commenced in 2016 to spur economic development in the industrial Midwest as it invests in securities that are attractive to its portfolio. Since it was launched, the HIT has invested $357.8 million and Building America CDE, Inc. has provided $17.5 million in New Markets Tax Credits. Together these investments represents over one-third of the $1.1 billion MidWest@Work investment goal. To date, the HIT has financed 2,690 housing units, with 72% affordable housing.

“I proudly support HIT’s success in investing workers’ pension capital to create well-paying union construction jobs, and positively impact working families and entire communities across the country.”

–Sean McGarvey, President, North America’s Building Trades Unions; Trustee, AFL-CIO Housing Investment Trust

2017 PROJECT IMPACTS*

22 projects (19 HIT and 3 Building America)	$421.7M HIT capital invested; $24.5M New Markets Tax Credits from Building America

$1.9B total economic benefit	$1.7B total development investment

4,530 union construction jobs; 9.1M hours of union construction work	$702M personal income generated

10,500 total jobs across industries	$307M union wages & benefits

6,243 housing units, with 74% affordable	$205M local, state & federal tax revenue

*Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model. See inside back cover for additional detail.

ANNUAL REPORT 2017     5

DISCUSSION OF FUND PERFORMANCE (unaudited)

With $6 billion in assets and growing, we believe that the HIT has achieved a critical mass in order to affect America’s communities, while also generating portfolio assets that allow it to execute its investment strategy.

LOOKING AHEAD

Because we believe that HIT’s concentration in government/agency quality multifamily MBS can provide very low credit risk, stable income, and higher yield than similar credit quality securities, we believe that the HIT can be considered as an option for investors who seek to diversify their portfolios. In the current unpredictable environment, we continue to see value in multifamily MBS and believe HIT’s portfolio will remain attractive on a relative basis.

As the $422 million of multifamily commitments made in 2017 continue to fund during their respective construction periods, the HIT should realize additional yield for its portfolio during 2018. The HIT continues to build a pipeline of additional multifamily investments for 2018 and beyond in an effort to seek to add additional higher-yielding assets to the portfolio. With $6 billion in assets and growing, we believe that the HIT has achieved a critical mass in order to affect America’s communities, while also generating portfolio assets that allow it to execute its investment strategy.

Taking into account elevated geopolitical uncertainty as well as monetary policy normalization and historically low interest rates, the HIT plans to continue executing its long-standing strategy and managing its duration to be slightly shorter than the Barclays Aggregate. This duration position should help contribute to HIT’s performance relative to the Barclays Aggregate if interest rates rise, while keeping the duration long enough to aid in its efforts to seek to generate competitive absolute returns if interest rates fall. However, if HIT’s market expectations change, it may alter its duration strategy.

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HIT NET ASSETS EXCEED $6 BILLION

1991 through 2017 in $ Billions

RISK COMPARISON

As of December 31, 2017

	HIT	Barclays
Credit Profile
U.S. Government/Agency/AAA/Cash	96.2%	71.2%
A & Below	0.1%	25.0%
Yield
Current Yield	3.20%	2.97%
Yield to worst	2.87%	2.66%
Interest Rate Risk
Effective Duration	5.45	5.80
Convexity	0.07	0.10
Call Risk
Call Protected	75%	72%
Not Call Protected	25%	28%

Source: Haver Analytics, Bloomberg L.P. and the HIT

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

ANNUAL REPORT 2017     7

2017 MULTIFAMILY INVESTMENT HIGHLIGHTS (unaudited)

FOUNTAINS OF ELLISVILLE, Ellisville, MO

• $17.5 million HIT purchase of Ginnie Mae MBS

• $18 million expansion of 160-unit senior apartment community built in 2004

• Estimated 175,000 hours of union construction work

“[The HIT can provide] solid returns for our pensioners while providing 100% union projects and work hours for active members who pay into the pension.”

–Brandon Flinn, Business Manager/Secretary-Treasurer, LIUNA Local 42

PENN SOUTH COOPERATIVE, Manhattan, NY

• $55 million HIT purchase of Ginnie Mae MBS

• $191 million total development investment to maintain affordability and make capital improvements to 2,820-unit historic cooperative

• Creating an estimated 474,000 hours of union construction work

“We are very proud to be involved in this project that has a strong connection to labor history here in New York and is home to so many working families and retirees.”

–Gary LaBarbera, President, Greater New York Building and Construction Trades Council (B.C.T.C.)

UNION FLATS, Saint Paul, MN

• $31 million HIT purchase of Ginnie Mae MBS

• $68 million new construction of 217 affordable units

• Estimated 616,000 hours of union construction work

“We are pleased to be working on another HIT project that shows that investing union pension dollars can create good paying construction jobs with healthcare and retirement benefits.”

–Don Mullin, Executive Secretary, Saint Paul B.C.T.C.

WEST TOWN HOUSING PRESERVATION, Chicago, IL

• $60 million HIT purchase of Illinois Housing Development Authority Bonds

• $121 million rehabilitation of 318 affordable units across 68 buildings

• Creating an estimated 1.1 million hours of union construction work

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

–Michael Macellaio, Secretary-Treasurer, Chicago and Cook County B.C.T.C.

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OTHER IMPORTANT INFORMATION (unaudited)

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table below is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2017, and held for the entire period ended December 31, 2017.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended December 31, 2017” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 800-SEC-0330. Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, HIT Advisers, LLC, and shares in mutual funds holding short-term or overnight cash, if applicable, the HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

Expenses Paid During
	Beginning Account Value	Ending Account Value	Six-Month Period Ended
	July 1, 2017	December 31, 2017	December 31, 2017*
Actual expenses	$ 1,000	$ 1,010.10	$ 1.98
Hypothetical expenses (5% annual return before expenses)	$ 1,000	$ 1,023.24	$ 1.99

*Expenses are equal to the HIT’s annualized expense ratio of 0.39%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ANNUAL REPORT 2017     9

OTHER IMPORTANT INFORMATION (unaudited)

2017 HIT PARTICIPANTS MEETING

The 2017 Annual Meeting of Participants was held in Washington, D.C., on Wednesday, January 24, 2018. The following matters were put to a vote of the Participants at the meeting through the solicitation of proxies:

Helen R. Kanovsky was elected to chair the Board of Trustees by: votes for 3,472,267.479; no votes against; votes abstaining 158,859.996; votes not cast 1,878,308.075.

Ernst & Young LLP was ratified as the HIT’s Independent Registered Public Accounting Firm by: votes for 3,472,267.479; no votes against; votes abstaining 158,566.665; votes not cast 1,878,308.075.

The Participants voted their intentions regarding any other matter properly coming before the 2017 HIT Participants Meeting as follows: votes for 2,463,857.624; votes against 734,587.496; votes abstaining 432,682.355. In an exercise of their best judgment, the individuals appointed by Participants to vote Proxies voted for the award of the honorary title of Chairman Emeritus to Richard Ravitch, retired Chairman of the Board of Trustees.

The following Trustees were not up for reelection and their terms of office continued after the meeting: Vincent Alvarez, James Boland, Sean McGarvey, Elizabeth Shuler, Marlyn J. Spear, and Tony Stanley.

THE TABLE BELOW DETAILS VOTES PERTAINING TO TRUSTEES WHO WERE ELECTED AND REELECTED AT THE ANNUAL MEETING:

Trustee	Votes For	Votes Against	Votes Abstaining*
Kenneth W. Cooper	3,473,902.269	0	157,225.206
David B. Durkee	3,473,902.269	0	157,225.206
Richard L. Trumka	3,473,902.269	0	157,225.206
Bridget Gainer	3,470,419.834	0	160,707.641
Deidre L. Schmidt	3,470,419.834	0	160,707.641
William C. Thompson, Jr.	3,470,419.834	0	160,707.641
Kenneth E. Rigmaiden	3,473,902.269	0	157,225.206
Jack Quinn, Jr.	3,470,419.834	0	160,707.641
* Votes not cast: 1,878,308.075

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers, and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2002.

Tysons, Virginia

February 22, 2018

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Statement of Assets and Liabilities

December 31, 2017 (dollars in thousands, except per share data)

Assets
	Investments, at value (cost $6,241,473)	$6,275,408
	Cash	574
	Accrued interest receivable	18,510
	Receivables for investments sold	181
	Other assets	2,024
	Total assets	6,296,697

Liabilities
	Payables for investments purchased	55,227
	Redemptions payable	33,517
	Income distribution and capital gains payable, net of dividends reinvested of $15,699	1,955
	Refundable deposits	118
	Accrued salaries and fringe benefits	5,153
	Other liabilities and accrued expenses	1,502
	Total liabilities	97,472

	Other commitments and contingencies (Note 4 of financial statements)	—

Net assets applicable to participants’ equity —
	Certificates of participation—authorized unlimited;
	Outstanding 5,548,292 units	$6,199,225

Net asset value per unit of participation (in dollars)		$1,117.32

Participants’ equity
	Participants’ equity consisted of the following:
	Amount invested and reinvested by current participants	$6,167,352
	Net unrealized appreciation of investments	33,935
	Distribution in excess of net investment income	(2,062)
	Total participants’ equity	$6,199,225

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2017     13

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2017 (dollars in thousands)

FHA Permanent Securities (2.6% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	7.75%	Jul-2021	$5	$5	$5
Multifamily	3.65%	Dec-2037	9,222	9,426	9,069
	3.75%	Aug-2048	3,965	3,961	3,927
	4.00%	Dec-2053	64,025	64,000	64,464
	4.79%	May-2053	4,759	5,006	4,849
	5.17%	Feb-2050	7,939	8,550	8,508
	5.35%	Mar-2047	7,214	7,223	7,242
	5.55%	Aug-2042	7,763	7,766	7,792
	5.60%	Jun-2038	2,370	2,374	2,381
	5.80%	Jan-2053	2,024	2,034	2,302
	5.87%	May-2044	1,745	1,744	1,787
	5.89%	Apr-2038	4,456	4,461	4,478
	6.02%	Jun-2035	4,087	4,088	4,108
	6.20%	Apr-2052	11,433	11,428	13,287
	6.40%	Aug-2046	3,746	3,748	4,038
	6.48%	Nov-2041	6,104	6,325	6,137
	6.60%	Jan-2050	3,328	3,356	3,795
	6.75%	Jul-2040	3,911	3,898	3,918
	7.20%	Oct-2039	2,774	2,779	2,794
	7.50%	Sep-2032	1,271	1,268	1,280
	7.70%	Dec-2048	5,277	6,054	6,198
			157,413	159,489	162,354
Total FHA Permanent Securities			$157,418	$159,494	$162,359

Ginnie Mae Securities (24.9% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040	$3,821	$3,864	$4,038
	4.50%	Aug-2040	2,498	2,551	2,685
	5.50%	Jan-2033 - Jun-2037	2,524	2,513	2,803
	6.00%	Jan-2032 - Aug-2037	1,691	1,690	1,930
	6.50%	Jul-2028	55	55	63
	7.00%	Apr-2026 - Jan-2030	976	979	1,125
	7.50%	Aug-2025 - Aug-2030	508	514	590
	8.00%	Sep-2026 - Nov-2030	395	401	466
	8.50%	Jun-2022 - Aug-2027	309	309	345
	9.00%	Mar-2020 - Jun-2025	40	40	43
	9.50%	Sep-2021 - Sep-2030	32	32	37
			12,849	12,948	14,125
Multifamily	1.73%	May-2042	2,485	2,490	2,459
	2.15%	May-2056	8,906	8,889	8,722
	2.18%	May-2039	3,684	3,713	3,670
	2.20%	Jun-2056	9,400	9,379	9,199
	2.25%	Dec-2048	11,177	11,082	10,944
	2.30%	Mar-2056 - May-2056	50,719	50,562	49,806
	2.30%	Oct-2056	30,714	30,365	29,914
	2.31%	Nov-2051	7,076	7,077	6,698
	2.35%	Dec-2040 - Nov-2056	18,934	19,033	18,571
	2.40%	Aug-2047	11,715	11,740	11,514
	2.43%	Nov-2038	20,000	20,087	19,908
	2.50%	Jul-2045 - Mar-2057	39,320	39,353	38,400
	2.50%	Sep-2058	39,952	39,217	38,964
	2.53%	Jul-2038 - Feb-2040	29,817	30,216	29,626
	2.60%	Apr-2048 - Apr-2056	52,898	53,203	52,395

continued

14     AFL - CIO HOUSING INVESTMENT TRUST

Ginnie Mae Securities (24.9% of net assets) continued

Interest Rate	Maturity Date		Face Amount	Amortized Cost	Value
2.65%	Jan-2053		$51,015	$51,450	$49,676
2.70%	May-2048		26,230	26,666	26,031
2.70%	Jul-2056		13,881	14,045	13,706
2.72%	Feb-2044		544	560	543
2.79%	Apr-2049		18,958	19,169	18,710
2.80%	Feb-2053		60,000	56,839	55,868
2.82%	Apr-2050		1,500	1,534	1,481
2.87%	Feb-2036 - Dec-2043		25,000	25,304	24,874
2.89%	Mar-2046		32,000	32,225	31,693
3.00%	Mar-2051		20,000	20,107	19,742
3.05%	May-2044		45,500	45,806	45,568
3.05%	May-2054		11,544	11,605	11,339
3.10%	Jan-2044		23,000	23,336	23,124
3.11%	Jan-2049		17,025	17,704	16,903
3.13%	Nov-2040		658	675	657
3.20%	Jul-2041 - Sep-2051		15,000	14,890	15,109
3.25%	Sep-2054		35,000	34,681	35,037
3.26%	Nov-2043		20,000	20,035	20,079
3.30%	May-2055		10,000	9,491	9,943
3.30%	Jul-2057		25,809	26,594	26,858
3.33%	Jun-2043		15,000	15,513	15,082
3.35%	Nov-2042 - Mar-2044		25,000	24,474	25,186
3.37%	Dec-2046		19,200	19,468	19,296
3.39%	Jul-2046		7,760	8,018	7,800
3.49%	Mar-2042		28,000	29,099	28,367
3.49%	Feb-2044		4,000	4,210	4,045
3.50%	Feb-2051 - Mar-2057		54,469	55,229	56,400
3.50%	Apr-2057		25,355	26,122	26,559
3.52%	Sep-2041 - May-2042		16,958	17,569	17,136
3.55%	Apr-2051		4,467	4,629	4,505
3.55%	Apr-2057		42,989	44,179	45,204
3.57%	Nov-2044		20,251	20,860	20,512
3.60%	Jun-2057		14,239	14,810	15,196
3.62%	Sep-2052		6,500	6,755	6,577
3.62%	Dec-2057		29,724	30,317	31,733
3.67%	Nov-2035		16,521	17,245	16,894
3.68%	Jun-2057		27,610	28,451	29,648
3.68%	Aug-2057		14,703	15,059	15,834
3.69%	Dec-2045		8,583	8,199	8,712
3.70%	Sep-2051		7,375	7,691	7,447
3.81%	Apr-2046		10,000	10,028	10,140
3.82%	Sep-2046		4,924	5,293	4,940
3.85%	Jan-2056		32,613	32,930	35,210
3.86%	Jun-2045 - Oct-2047		21,453	21,727	21,944
3.91%	May-2049		6,153	6,613	6,179
3.92%	Aug-2039		47,118	50,493	48,417
4.09%	Feb-2056		57,053	57,891	61,501
4.10%	May-2051		4,053	4,438	4,399
4.25%	Sep-2038		35,943	36,147	37,021
4.29%	Mar-2053		47,973	48,275	53,545
4.45%	Jun-2055		2,591	2,486	2,831
4.50%	May-2038		19,048	20,742	19,744
4.63%	Sep-2037	[1]	1,500	1,463	1,555

continued

ANNUAL REPORT 2017     15

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2017 (dollars in thousands)

Ginnie Mae Securities (24.9% of net assets) continued

	Interest Rate	Maturity Date		Face Amount	Amortized Cost	Value
	4.70%	Oct-2056		$3,368	$3,545	$3,813
	4.90%	Mar-2044	[1]	1,000	991	1,043
	5.25%	Apr-2037		19,230	19,224	20,386
	5.34%	Jul-2040		6,758	6,669	6,947
	5.55%	May-2049	[1]	9,910	9,910	9,921
				1,508,853	1,525,884	1,529,400
Total Ginnie Mae Securities				$1,521,702	$1,538,832	$1,543,525

FHA Construction Securities (0.1% of net assets)

	Interest Rates[2]			Unfunded
	Permanent	Construction	Maturity Date	Commitments[3]	Face Amount	Amortized Cost	Value
Multifamily	4.10%	2.50%	Oct-2060	$16,500	$5,500	$5,500	$5,090
Total FHA Construction Securities				$16,500	$5,500	$5,500	$5,090

Fannie Mae Securities (42.8% of net assets)

	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
Single Family	1.80% [4]	1M LIBOR+25	Mar-2037	$310	$306	$309
	1.85% [4]	1M LIBOR+30	Jul-2043	12,758	12,673	12,751
	1.87% [4]	1M LIBOR+32	Jun-2037	1,676	1,676	1,678
	1.90%[4]	1M LIBOR+35	Mar-2043 - Nov-2044	31,286	31,262	31,350
	1.90% [4]	1M LIBOR+35	Nov-2047	30,718	30,756	30,688
	1.93% [4]	1M LIBOR+38	Nov-2042	6,456	6,459	6,480
	1.95% [4]	1M LIBOR+40	Apr-2037 - Oct-2044	17,219	17,250	17,296
	2.01% [4]	1M LIBOR+46	Oct-2042	5,803	5,829	5,846
	2.05% [4]	1M LIBOR+50	Dec-2040 - Feb-2043	35,184	35,083	35,466
	2.07% [4]	1M LIBOR+52	Jun-2042	4,022	4,043	4,055
	2.10% [4]	1M LIBOR+55	Mar-2042	9,168	9,185	9,263
	2.14% [4]	1M LIBOR+59	Mar-2041	6,227	6,276	6,288
	2.15% [4]	1M LIBOR+60	Mar-2042 - Oct-2043	14,555	14,608	14,751
	2.25% [4]	1M LIBOR+70	Dec-2040	2,880	2,889	2,916
	2.44% [4]	1Y LIBOR+170	Oct-2042	13,850	14,185	14,083
	2.88% [4]	1Y UST+211	May-2033	371	372	387
	2.98% [4]	6M LIBOR+161	Aug-2033	152	152	157
	3.00%		Apr-2031 - Jun-2046	62,532	64,698	62,900
	3.05% [4]	6M LIBOR+155	Nov-2033	2,131	2,132	2,192
	3.23% [4]	1Y UST+219	Aug-2033	1,355	1,353	1,425
	3.27%[4]	1Y UST+222	Jul-2033	1,511	1,515	1,591
	3.29% 4	1Y LIBOR+155	Jul-2033	257	256	264
	3.34% [4]	1Y UST+221	Aug-2033	648	648	683
	3.35% [4]	1Y UST+222	Sep-2035	271	271	281
	3.38% [4]	1Y LIBOR+163	Apr-2034 - Nov-2034	2,456	2,514	2,560
	3.50%		Oct-2026 - Jul-2047	229,700	236,463	236,432
	4.00%		Jun-2018 - Oct-2047	142,819	148,831	149,631
	4.50%		Mar-2018 - May-2044	54,006	56,194	57,761
	5.00%		Jan-2018 - Apr-2041	15,837	16,336	17,096
	5.50%		Jan-2018 - Jun-2038	8,195	8,232	9,040
	6.00%		Mar-2018 - Nov-2037	5,210	5,238	5,882
	6.50%		Sep-2028 - Jul-2036	871	890	972
	7.00%		Sep-2027 - May-2032	881	884	1,004
	7.50%		Jan-2027 - Sep-2031	325	326	366
	8.00%		Apr-2030 - May-2031	60	61	64

continued

16     AFL - CIO HOUSING INVESTMENT TRUST

Fannie Mae Securities (42.8% of net assets) continued

	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
	8.50%		Dec-2021 - Apr-2031	$19	$19	$19
				721,719	739,865	743,927
Multifamily	1.58% [4]	1M LIBOR+34	Dec-2024	60,000	60,009	60,065
	1.63% [4]	1M LIBOR+35	Dec-2027	13,950	13,954	13,970
	1.64% [4]	1M LIBOR+40	Oct-2024	12,994	12,980	12,989
	1.64% [4]	1M LIBOR+35	Dec-2027	18,100	18,103	18,126
	1.66% [4]	1M LIBOR+42	Aug-2027	35,483	35,493	35,527
	1.68% [4]	1M LIBOR+44	Nov-2022 - May-2027	39,655	39,664	39,688
	1.84% [4]	1M LIBOR+60	Jan-2027	25,000	25,007	25,021
	2.09% [4]	1M LIBOR+85	Jan-2023	19,733	19,724	19,930
	2.19% [4]	1M LIBOR+95	Apr-2022	9,976	9,979	9,974
	2.21%		Dec-2022	30,442	30,455	30,206
	2.21%		Dec-2022	23,103	23,114	22,925
	2.24%		Dec-2022	30,573	30,587	30,376
	2.26%		Nov-2022	6,360	6,379	6,325
	2.34%		Sep-2026	28,500	28,685	27,698
	2.38%		Jul-2026	21,840	21,886	21,263
	2.44%		Aug-2026	22,400	22,400	21,926
	2.46%		Aug-2026	25,830	25,842	24,692
	2.48%		Oct-2028	24,990	25,106	24,056
	2.49%		Dec-2026	16,799	16,851	16,536
	2.50%		Jun-2026	60,000	60,000	58,884
	2.50%		Jul-2026	37,680	37,784	36,288
	2.57%		Sep-2028	40,100	40,756	38,844
	2.70%		Nov-2025	15,999	16,021	16,099
	2.72%		Jul-2028	36,400	36,893	35,674
	2.75%		Jul-2028	15,750	15,983	15,593
	2.80%		Mar-2018 - Apr-2025	19,978	20,220	19,890
	2.81%		Sep-2027	12,400	12,518	12,342
	2.84%		Mar-2022	3,526	3,537	3,587
	2.85%		Mar-2022	33,000	33,046	33,599
	2.85%		Dec-2027	23,590	23,671	23,741
	2.87%		Oct-2027	9,425	9,560	9,418
	2.91%		Jun-2031	25,000	25,240	24,923
	2.92%		Jan-2026 - Apr-2028	34,255	34,390	34,506
	2.92%		Jun-2027	71,659	71,813	72,757
	2.94%		Jul-2039	14,999	15,207	14,727
	2.94%		Jun-2027	29,000	29,066	29,226
	2.94%		Sep-2027	30,000	30,256	30,073
	2.97%		May-2026 - Nov-2032	37,987	38,743	38,098
	2.99%		Jun-2025	2,750	2,760	2,814
	3.00%		May-2027 - Mar-2028	16,010	16,051	16,080
	3.02%		Jun-2027 - Nov-2029	40,119	40,352	40,495
	3.04%		Apr-2030	25,100	25,221	25,392
	3.05%		Apr-2030	28,467	28,511	28,518
	3.08%		Jul-2029	12,813	12,870	12,846
	3.10%		Sep-2029	8,515	8,569	8,536
	3.12%		Jul-2029	25,350	25,573	25,581
	3.12%		Apr-2030	13,854	13,860	13,786
	3.14%		Apr-2029	7,889	7,918	8,027
	3.15%		Jan-2027	20,700	20,744	21,346
	3.17%		Sep-2029	13,862	13,937	13,940
	3.18%		Sep-2029 - May-2035	22,840	23,259	22,912

continued

ANNUAL REPORT 2017     17

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2017 (dollars in thousands)

Fannie Mae Securities (42.8% of net assets) continued

Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
3.20%		Oct-2027	$10,641	$10,722	$10,966
3.21%		May-2030	7,170	7,320	7,315
3.22%		Sep-2026	28,335	28,382	29,278
3.24%		Aug-2027	9,500	9,684	9,711
3.25%		Nov-2027	10,638	10,720	10,983
3.26%		Jan-2027	7,668	7,702	7,910
3.31%		Oct-2027	16,282	16,501	16,873
3.32%		Apr-2029	20,080	20,216	20,405
3.34%		Dec-2029	12,150	12,400	12,274
3.35%		Feb-2029	20,000	20,360	20,657
3.36%		Dec-2023 - Oct-2029	19,814	19,856	20,554
3.40%		Oct-2026	3,037	3,058	3,172
3.41%		Sep-2023 - Apr-2029	56,607	57,251	58,547
3.42%		Apr-2035	5,498	5,602	5,680
3.43%		Oct-2026	7,473	7,524	7,816
3.46%		Dec-2023	3,500	3,512	3,648
3.54%		Oct-2021	7,091	7,106	7,362
3.61%		Sep-2023	6,496	6,545	6,793
3.63%		Jul-2035	21,987	22,025	23,470
3.66%		Oct-2023	4,769	4,812	4,998
3.77%		Dec-2033	10,500	10,748	11,434
3.84%		May-2018	7,140	7,140	7,183
3.87%		Sep-2023	2,506	2,553	2,638
4.06%		Oct-2025	23,925	24,001	25,616
4.15%		Jun-2021	8,958	8,963	9,381
4.22%		Jul-2018	319	319	321
4.25%		May-2021	4,067	4,067	4,263
4.27%		Nov-2019	5,690	5,689	5,851
4.32%		Nov-2019	2,810	2,810	2,891
4.33%		Nov-2019 - Mar-2021	21,479	21,479	22,215
4.38%		Apr-2020	9,651	9,654	10,002
4.44%		May-2020	5,726	5,727	5,950
4.50%		Feb-2020	4,025	4,025	3,979
4.52%		Nov-2019 - May-2021	6,849	6,862	7,165
4.56%		Jul-2019	6,967	6,968	7,160
4.66%		Jul-2021	1,219	1,222	1,222
4.68%		Jul-2019	12,435	12,432	12,798
4.69%		Jan-2020 - Jun-2035	13,317	13,341	13,840
4.71%		Mar-2021	5,604	5,621	5,929
4.73%		Feb-2021	1,474	1,478	1,558
4.80%		Jun-2019	2,029	2,028	2,088
4.86%		May-2019	1,355	1,354	1,393
4.89%		Nov-2019	848	849	881
4.94%		Apr-2019	3,335	3,334	3,427
5.00%		Jun-2019	1,774	1,774	1,830
5.04%		Jun-2019	1,756	1,757	1,813
5.05%		Jun-2019	1,237	1,237	1,277
5.08%[4]	10Y UST+17	Apr-2021	40,000	40,001	42,964
5.12%		Jul-2019	8,222	8,220	8,506
5.13%		Jul-2019	833	833	862
5.15%		Oct-2022	1,623	1,627	1,732
5.25%		Jan-2020	6,451	6,452	6,747
5.29%		May-2022	4,977	4,977	5,432

continued

18     AFL - CIO HOUSING INVESTMENT TRUST

Fannie Mae Securities (42.8% of net assets) continued

	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
	5.30%		Aug-2029	$5,598	$5,518	$6,319
	5.45%		May-2033	2,506	2,514	2,603
	5.47%		Aug-2024	7,833	7,854	8,136
	5.60%		Feb-2018 - Jan-2024	9,739	9,739	10,512
	5.69%		Jun-2041	4,632	4,755	5,298
	5.75%		Jun-2041	2,247	2,315	2,490
	5.91%		Mar-2037	1,814	1,846	1,989
	5.96%		Jan-2029	335	336	338
	6.06%		Jul-2034	8,509	8,669	8,959
	6.15%		Jan-2023	3,511	3,511	3,410
	6.23%		Sep-2034	1,243	1,277	1,277
	6.28%		Nov-2028	2,353	2,423	2,483
	6.35%		Aug-2032	9,197	9,216	9,257
	6.38%		Jul-2021	4,964	4,969	5,368
	6.39%		Apr-2019	797	797	780
	6.52%		May-2029	4,449	4,646	4,580
	7.20%		Aug-2029	732	724	737
	7.75%		Dec-2024	1,158	1,158	1,155
	8.40%		Jul-2023	271	270	274
	8.50%		Nov-2019	1,015	1,021	1,070
				1,835,485	1,844,945	1,855,630
When Issued[5]	1.88%[4]	1M LIBOR+34	Jan-2028	22,425	22,432	22,387
	3.12%		Mar-2025	12,675	12,875	12,898
	3.34%		Jan-2030	17,200	17,555	17,648
				52,300	52,862	52,933
Total Fannie Mae Securities				$2,609,504	$2,637,672	$2,652,490

Ginnie Mae Construction Securities (2.0% of net assets)

	Interest Rates[2]			Unfunded
	Permanent	Construction	Maturity Date	Commitments[3]	Face Amount	Amortized Cost	Value
Multifamily	3.25%	3.25%	Jun-2059	$31,475	$25	$655	$328
	3.30%	3.30%	Mar-2057	1,549	3,639	3,682	3,851
	3.30%	4.30%	Nov-2058	3,698	16,827	17,442	18,005
	3.34%	3.34%	Aug-2059	42,655	—	853	735
	3.35%	3.35%	Aug-2059	6,662	25	226	181
	3.38%	3.38%	Aug-2059	35,509	25	913	777
	3.38%	3.38%	Jan-2060	20,429	39,975	39,975	41,796
	3.38%	3.38%	Jun-2059	44,685	—	894	923
	3.39%	3.39%	Feb-2059	14,650	25	319	413
	3.48%	3.48%	May-2059	14,578	—	305	550
	3.49%	3.49%	Aug-2058	8,290	3,110	3,392	3,659
	3.53%	3.53%	Apr-2042	827	17,472	18,157	18,571
	3.65%	3.65%	Nov-2058	1,818	8,778	8,929	9,406
	3.66%	3.66%	Jul-2058	1,200	22,800	23,111	24,582
	4.15%	4.15%	Sep-2051	14,906	2,961	3,022	3,054
Total Ginnie Mae Construction Securities				$242,931	$115,662	$121,875	$126,831

ANNUAL REPORT 2017     19

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2017 (dollars in thousands)

Freddie Mac Securities (14.5% of net assets)

	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
Single Family	1.78%[4]	1M LIBOR+30	Feb-2036	$1,386	$1,386	$1,388
	1.81%[4]	1M LIBOR+33	May-2037	110	110	110
	1.83%[4]	1M LIBOR+35	Apr-2036 - Mar-2045	28,901	28,920	28,963
	1.88%[4]	1M LIBOR+40	Aug-2043	5,419	5,416	5,444
	1.96%[4]	1M LIBOR+48	Oct-2040	4,360	4,356	4,393
	1.98%[4]	1M LIBOR+50	Oct-2040 - Jun-2044	39,451	39,469	39,787
	2.03%[4]	1M LIBOR+55	Nov-2040	5,060	5,109	5,114
	2.15%[4]	1M LIBOR+67	Aug-2037	4,442	4,497	4,504
	2.50%		Jan-2043 - Aug-2046	18,334	18,617	17,743
	3.00%		Aug-2042 - Sep-2046	77,431	79,306	77,829
	3.20%[4]	1Y UST+222	Jun-2033	283	282	293
	3.47%[4]	1Y UST+223	Oct-2033	788	782	823
	3.50%		Jan-2026 - Oct-2046	173,465	178,234	178,740
	3.50%		Jun-2046	25,398	26,090	26,097
	3.52%[4]	1Y LIBOR+177	Jul-2035	124	124	130
	4.00%		Aug-2020 - Aug-2047	184,592	192,925	193,304
	4.00%		Sep-2045	38,339	40,173	40,141
	4.50%		Aug-2018 - Dec-2044	58,027	60,858	62,206
	5.00%		Jan-2019 - Mar-2041	8,864	8,932	9,473
	5.50%		May-2020 - Jul-2038	4,003	3,988	4,425
	6.00%		Jul-2021 - Feb-2038	5,224	5,283	5,908
	6.50%		Apr-2028 - Nov-2037	705	712	808
	7.00%		Apr-2028 - Mar-2030	59	55	68
	7.50%		Aug-2029 - Apr-2031	56	53	64
	8.00%		Dec-2029	1	1	1
	8.50%		Jul-2024 - Jan-2025	72	72	81
	9.00%		Mar-2025	34	34	39
				684,928	705,784	707,876
Multifamily	1.57%[4]	1M LIBOR+33	Sep-2024	24,999	24,999	24,990
	1.79%[4]	1M LIBOR+42	May-2027	19,364	19,364	19,368
	1.89%[4]	1M LIBOR+65	Jan-2023	11,808	11,808	11,842
	1.94%[4]	1M LIBOR+70	Sep-2022	23,685	23,661	23,528
	2.95%		Jan-2018	300	300	300
	3.28%		Dec-2029	17,007	17,412	17,260
	3.34%		Dec-2029	9,959	10,251	10,176
	3.35%		Oct-2033	18,500	18,863	18,790
	3.38%		Apr-2030	14,698	15,182	15,032
	3.48%		Jun-2030	19,176	19,988	19,740
	3.60%		Apr-2030	26,291	27,698	27,335
				185,787	189,526	188,361
Total Freddie Mac Securities				$870,715	$895,310	$896,237

20     AFL - CIO HOUSING INVESTMENT TRUST

State Housing Finance Agency Securities (4.2% of net assets)

		Interest Rates[2]				Unfunded
	Issuer	Permanent	Construction	Maturity Date		Commitments[3]	Face Amount	Amortized Cost	Value
Multifamily	City of Rocherster, MN	—	0.84%	Jun-2019		$—	$15,750	$15,750	$15,715
	City of Chicago	—	2.00%	May-2019		—	5,700	5,701	5,701
	Connecticut Housing Finance Auth	—	3.25%	Nov-2019	[6]	15,895	6,605	6,562	6,522
	NYC Housing Development Corp	2.95%	—	Nov-2045		—	5,000	5,000	5,126
	NYC Housing Development Corp	3.10%	—	Oct-2046		—	24,973	24,974	24,737
	Connecticut Housing Finance Auth	3.25%	—	May-2050		—	12,500	12,383	11,975
	NYC Housing Development Corp	3.75%	—	May-2035	[6]	—	4,405	4,405	4,532
	MassHousing	3.85%	—	Dec-2058		—	9,980	9,977	9,476
	NYC Housing Development Corp	4.00%	—	Dec-2028		—	5,000	5,103	5,346
	MassHousing	4.04%	—	Nov-2032		—	1,305	1,305	1,318
	MassHousing	4.13%	—	Dec-2036		—	5,000	5,000	5,233
	NYC Housing Development Corp	4.20%	—	Dec-2039		—	8,305	8,305	8,677
	NYC Housing Development Corp	4.25%	—	Nov-2025		—	1,150	1,150	1,194
	NYC Housing Development Corp	4.29%	—	Nov-2037		—	1,190	1,190	1,205
	NYC Housing Development Corp	4.40%	—	Nov-2024		—	4,120	4,120	4,244
	NYC Housing Development Corp	4.44%	—	Nov-2041		—	1,120	1,120	1,138
	NYC Housing Development Corp	4.49%	—	Nov-2044		—	455	455	463
	NYC Housing Development Corp	4.50%	—	Nov-2030		—	1,680	1,682	1,764
	MassHousing	4.50%	—	Jun-2056		—	45,000	45,000	47,017
	NYC Housing Development Corp	4.60%	—	Nov-2030		—	4,665	4,665	4,856
	NYC Housing Development Corp	4.70%	—	Nov-2035		—	1,685	1,685	1,776
	NYC Housing Development Corp	4.78%	—	Aug-2026		—	12,500	12,502	13,107
	NYC Housing Development Corp	4.80%	—	Nov-2040		—	2,860	2,862	3,019
	NYC Housing Development Corp	4.90%	—	Nov-2034 - Nov-2041		—	8,800	8,800	9,139
	NYC Housing Development Corp	4.95%	—	Nov-2039 - May-2047		—	13,680	13,682	14,172
	MassHousing	5.55%	—	Nov-2039		—	5,000	4,981	5,165
	MassHousing	5.69%	—	Nov-2018		—	845	845	861
	MassHousing	5.70%	—	Jun-2040		—	11,510	11,510	11,747
	MassHousing	6.42%	—	Nov-2039		—	22,000	22,000	23,121
	MassHousing	6.70%	—	Jun-2040		—	9,290	9,290	9,639
						15,895	252,073	252,004	257,985
Forward Commitments	MassHousing	—	3.00%	Oct-2018	[6]	9,464	—	(97)	(33)
Total State Housing Finance Agency Securities						$25,359	$252,073	$251,907	$257,952

ANNUAL REPORT 2017     21

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2017 (dollars in thousands)

Commercial Mortgage-Backed Securities (2.0% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	2.77%	Dec-2045	$10,000	$10,160	$9,991
Nomura	3.19%	Mar-2046	20,000	20,384	20,270
JP Morgan	3.48%	Jun-2045	10,000	10,454	10,289
Citigroup	3.62%	Jul-2047	8,000	8,207	8,322
Barclays/ JP Morgan	3.81%	Jul-2047	2,250	2,308	2,356
RBS/ Wells Fargo	3.82%	Aug-2050	5,000	5,132	5,242
Deutsche Bank/UBS	3.96%	Mar-2047	5,000	5,129	5,254
Barclays/ JP Morgan	4.00%	Apr-2047	5,000	5,130	5,289
Cantor/Deutsche Bank	4.01%	Apr-2047	20,000	20,516	21,130
Barclays/ JP Morgan	4.08%	Feb-2047	6,825	7,166	7,255
Cantor/Deutsche Bank	4.24%	Feb-2047	7,000	7,179	7,487
Deutsche Bank	5.00%	Nov-2046	18,990	19,434	20,026
Total Commercial Mortgage Backed Securities			$118,065	$121,199	$122,911

Other Multifamily Investments (0.3% of net assets)

	Interest Rates[2]			Unfunded
Issuer	Permanent	Construction	Maturity Date	Commitments[3]	Face Amount	Amortized Cost	Value
Direct Loans
Harry Silver Housing Company, Inc.	—	4.20%	Jun-2018	$—	$5,197	$5,201	$5,208
Harry Silver Housing Company, Inc.	—	4.20%	Jun-2018	—	207	208	207
Detroit Home Repair Program	—	5.75%	Jun-2018	129	58	58	58
Detroit Home Repair Program	—	5.75%	Apr-2018	250	147	147	147
				379	5,609	5,614	5,620
Privately Insured Construction/Permanent Mortgages[7]
IL Housing Development Authority	5.40%	—	Mar-2047	—	8,073	8,076	8,051
IL Housing Development Authority	6.20%	—	Dec-2047	—	3,063	3,073	3,063
IL Housing Development Authority	6.40%	—	Nov-2048	—	927	938	916
				—	12,063	12,087	12,030
Total Other Multifamily Investments				$ 379	$17,672	$17,701	$17,650

United States Treasury Securities (3.8% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	1.63%	May-2026	$10,000	$10,081	$9,420
	2.13%	May-2025	15,000	14,874	14,770
	2.25%	Nov-2024	65,000	66,698	64,670
	2.25%	Nov-2025	5,000	5,096	4,956
	2.38%	Aug-2024	70,000	70,458	70,227
	2.88%	Aug-2045	10,000	10,255	10,256
	3.13%	Aug-2044	55,000	56,721	59,108
Total United States Treasury Securities			$230,000	$234,183	$233,407

Total Fixed-Income Investments			$5,898,311	$5,983,673	$6,018,452

22     AFL - CIO HOUSING INVESTMENT TRUST

Equity Investments (less than 0.01% of net assets)

Issuer	Face Amount (Cost)	Amount of Dividends or Interest	Value
HIT Advisers[8]	$ 1	$—	$ (843)
Total Equity Investment	$ 1	$—	$ (843)

Short-Term Investments (4.2% of net assets)

Issuer	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
NYS Housing Finance Agency	1.70%	[9]	May-2049	$20,000	$20,000	$20,000
NYS Housing Finance Agency	1.95%	[9]	Nov-2049	20,000	20,000	20,000
NYS Housing Finance Agency	1.75%	[9]	May-2050	30,000	30,000	30,000
Blackrock Federal Funds	1.18%	[10]	Jan-2018	187,799	187,799	187,799
Total Short-Term Investments				$257,799	$257,799	$257,799

Total Investments				$ 6,156,111	$6,241,473	$6,275,408

Footnotes

1	Tax-exempt bonds collateralized by Ginnie Mae securities.

[2]	Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

[3]	The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The unfunded amount of these commitments totaled $285.2 million at period end. Generally, GNMA construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by project, but generally fund over a one- to 48-month period. Forward commitments generally settle within 12 months of the original commitment date.

[4]	The interest rate shown on these floating or adjustable rate securities represents the rate at period end. Referenced rate and spread in basis points are also presented.

[5]	The HIT records when issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

[6]	Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by a state housing agency (a not-for-profit public agency) with the HIT. The securities are backed by mortgages and are general obligations of the state housing agency, and therefore secured by the full faith and credit of said agency. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

[7]	Loans insured by Ambac Assurance Corporation, are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

[8]	The HIT has a participation interest in HIT Advisers, a Delaware limited liability company. HIT Advisers is a New York based adviser currently exempt from investment adviser registration in New York. The investment in HIT Advisers is valued by the HIT’s valuation committee in accordance with the fair value procedures adopted by the HIT’s Board of Trustees, and approximates carrying value. The participation interest is not registered under the federal securities laws. Refer to Note 3 of the Finacial Statements - Transactions with Related Entities.

[9]	Variable rate bond with a weekly interest rate reset by a remarketing agent in accordance with the bond’s offering statement and can be redeemed at par, with accrued and unpaid interest, with a seven-day notice. The interest rate shown represents the rate at period end.

[10]	Rate indicated is the annualized 1-day yield as of December 31, 2017.

Key to Abbreviations

M	Month
Y	Year
LIBOR	London Interbank Offered Rate
UST	U.S. Treasury

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2017     23

Statement of Operations

For the Year Ended December 31, 2017 (dollars in thousands)

Investment income		$ 170,370

Expenses
	Non-officer salaries and fringe benefits	10,219
	Officer salaries and fringe benefits	5,671
	Investment management	1,332
	Consulting fees	1,281
	Marketing and sales promotion (12b-1)	1,156
	Legal fees	734
	Auditing, tax and accounting fees	506
	Insurance	385
	Trustee expenses	41
	Rental expenses	1,229
	General expenses	1,530
	Total expenses	24,084

Net investment income		146,286

Net realized and unrealized gains (losses) on investments
	Net realized gains (losses) on investments	21,359
	Net change in unrealized appreciation (depreciation) on investments	17,333
	Net realized and unrealized gains (losses) on investments	38,692

Net increase (decrease) in net assets resulting from operations		$ 184,978

See accompanying Notes to Financial Statements.

24     AFL - CIO HOUSING INVESTMENT TRUST

Statements of Changes in Net Assets

For the Years Ended December 31, 2017 and 2016 (dollars in thousands)

Increase (decrease) in net assets from operations	2017	2016
Net investment income	$146,286	$139,758
Net realized gains (losses) on investments	21,359	19,547
Net change in unrealized appreciation (depreciation) on investments	17,333	(55,674)
Net increase (decrease) in net assets resulting from operations	184,978	103,631

Decrease in net assets from distributions
Distributions to participants or reinvested from:
Net investment income	(161,677)	(152,539)
Net realized gains on investments	(3,720)	—
Net decrease in net assets from distributions	(165,397)	(152,539)

Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	330,734	373,174
Dividend reinvestment of units of participation	145,704	135,239
Payments for redemption of units of participation	(87,547)	(124,034)
Net increase from unit transactions	388,891	384,379

Total increase (decrease) in net assets	408,472	335,471

Net assets
Beginning of period	$5,790,753	$5,455,282
End of period	$6,199,225	$5,790,753

Distribution in excess of net investment income	$(2,062)	$(2,059)

Unit information
Units sold	294,942	327,020
Distributions reinvested	130,001	118,390
Units redeemed	(78,150)	(109,790)
Increase in units outstanding	346,793	335,620

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2017     25

NOTES TO FINANCIAL STATEMENTS

NOTE 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, voluntary employees’ benefit associations and other funds that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

INVESTMENT VALUATION

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. The HIT’s Board of Trustees is responsible for the valuation process and has delegated the supervision of the valuation process to a Valuation Committee. The Valuation Committee, in accordance with the policies and procedures adopted by the HIT’s Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information, and reporting to the Board of Trustees on valuation matters, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets.

Portfolio securities for which market quotations are readily available are valued by using independent pricing services. For U.S. Treasury securities, independent pricing services generally base prices on actual transactions as well as dealer supplied market information. For state housing finance agency securities, independent pricing services generally base prices using models that utilize trading spreads, new issue scales, verified bid information, and credit ratings. For commercial mortgage-backed securities, independent pricing services generally base prices on cash flow models that take into consideration benchmark yields and utilize available trade information, dealer quotes, and market color.

For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans, and collateralized mortgage obligations, independent pricing services generally base prices on an active TBA (“to-be-announced”) market for mortgage pools, discounted cash flow models or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type, and spread/benchmark yields, as well as dealer-supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing, which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type.

Investments in registered open-end investment management companies are valued based upon the NAV of such investments.

When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.

Portfolio investments for which market quotations are not readily available or deemed unreliable are valued at their fair value determined in good faith by the HIT’s Valuation Committee using consistently applied procedures adopted by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the referral of the asset to an independent valuation consultant or the utilization of a discounted cash flow model based on broker and/or other market inputs. The frequency with which these fair value procedures may be used cannot be predicted. However, on December 31, 2017, the Valuation Committee fair valued less than 0.01% of the HIT’s net assets utilizing internally derived unobservable inputs.

Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value.

The HIT holds a 100% ownership interest, either directly or indirectly in HIT Advisers LLC (HIT Advisers). HIT Advisers is valued at its fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates its respective carrying value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

The following table presents the HIT’s valuation levels as of December 31, 2017:

Investment securities: ($ in thousands)

	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$—	$162,359	$—	$162,359
FHA Construction Securities	—	5,090	—	5,090
Ginnie Mae Securities	—	1,543,525	—	1,543,525
Ginnie Mae Construction Securities	—	126,831	—	126,831
Fannie Mae Securities	—	2,599,557	—	2,599,557
Freddie Mac Securities	—	896,237	—	896,237
Commercial Mortgage-Backed Securities	—	122,911	—	122,911
State Housing Finance Agency Securities	—	257,985	—	257,985
Other Multifamily Investments
Direct Loans	—	—	5,620	5,620
Privately Insured Construction/Permanent Mortgages	—	12,030	—	12,030
Total Other Multifamily Investments	—	12,030	5,620	17,650
United States Treasury Securities	—	233,407	—	233,407
Equity Investments	—	—	(843)	(843)
Short-Term Investments	257,799	—	—	257,799
Other Financial Instruments*	—	52,900	—	52,900
Total	$257,799	$6,012,832	$4,777	$6,275,408

*If held in the portfolio at report date, other financial instruments include forward commitments, TBA and when issued securities.

26     AFL - CIO HOUSING INVESTMENT TRUST

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the year ended December 31, 2017:

Investments in Securities ($ in thousands)

	Other Multifamly Investments	Equity Investment	Total
Beginning Balance, 12/31/2016	$ 5,425	$ (478)	$ 4,947
Paydown	(58)	—	(58)
Total Unrealized Gain (Loss)*	(9)	(364)	(373)
Cost of Purchases	262	—	263
Proceeds of Sales	—	(1)	(1)
Ending Balance, 12/31/2017	$ 5,620	$ (843)	$ 4,777

* Net change in unrealized gain (loss) attributable to Level 3 securities held at December 31, 2017 totaled $(276,000) and is included on the accompanying Statement of Operations.

Level 3 securities primarily consist of Direct Loans (Other Multifamily Investments) which were valued by an independent pricing service at December 31, 2017 utilizing a discounted cash flow model. Weighted average lives for the loans ranged from 0.16 to 1.09 years. Unobservable inputs include spreads to relevant U.S. Treasuries ranging from 99 to 379 basis points. A change in unobservable inputs may impact the value of the loans.

The HIT’s policy is to recognize transfers between levels at the beginning of the reporting period. For the year ended December 31, 2017, there were no transfers in levels.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than- not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state, and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers a reinvestment plan that permits current participants to automatically reinvest their distributions of income and capital gains, if any, into the HIT’s units of participation. Total reinvestment was approximately 88% of distributed income and capital gains, if any, for the year ended December 31, 2017.

INVESTMENT TRANSACTIONS AND INCOME

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 PLAN OF DISTRIBUTION

The HIT’s Board of Trustees annually considers a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year ended December 31, 2017, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average monthly net assets, whichever was greater. During the year ended December 31, 2017, the HIT incurred approximately $1,155,500, or less than 0.02% of its average monthly net assets, in 12b-1 expenses.

NOTE 2. Investment Risks

INTEREST RATE RISK

As with any fixed-income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

PREPAYMENT AND EXTENSION RISK

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk or include prepayment penalties to compensate the HIT. Prepayment penalties, when received, are included in realized gains.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

ANNUAL REPORT 2017     27

NOTES TO FINANCIAL STATEMENTS

NOTE 3. Transactions with Related Entities

HIT ADVISERS

HIT Advisers, a Delaware limited liability company, was formed by the HIT to operate as an investment adviser and be registered, as appropriate under applicable federal or state law. It currently has no clients. HIT Advisers is owned by HIT directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%) which is also a wholly owned by HIT. This ownership structure is intended to insulate the HIT from any potential liabilities associated with the conduct of HIT Advisers business. The HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate.

In accordance with a contract, in addition to its membership interest, the HIT provides HIT Advisers advances to assist with its operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available. However, as with many start-up operations, there is no certainty that HIT Advisers will generate sufficient revenue to cover its operations and liabilities. Also in accordance with the contract, the HIT provides the time of certain personnel and allocates operational expenses to HIT Advisers on a cost-reimbursement basis. As of December 31, 2017, HIT Advisers had no clients or assets under management and did not earn income. A rollforward of advances to HIT Advisers by the HIT is included in the table below:

Advances to HIT Advisers by HIT	$ in Thousands
Beginning Balance, 12/31/2016	$ 607
Advances in 2017	265
Repayment by HIT Advisers LLC in 2017	—
Ending Balance, 12/31/2017	$ 872

BUILDING AMERICA

Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury. On April 7, 2017, the HIT transferred ownership of Building America to HIT Advisers for consideration.

In accordance with a contract, the HIT provides the time of certain personnel to Building America and allocates operational expenses on a cost-reimbursement basis. Also, in accordance with the contract, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available. A rollforward of advances to Building America by the HIT is included in the table below:

Advances to BACDE by HIT	$ in Thousands
Beginning Balance, 12/31/2016	$ 75
Advances in 2017	1,056
Repayment by BACDE in 2017	(1,086)
Ending Balance, 12/31/2017	$ 45

Summarized financial information on a historical cost basis for HIT Advisers and Building America are included in the table below:

$ in Thousands	HIT Advisers	Building America
As of December 31, 2017
Assets	$ 35	$ 582
Liabilities	$ 878	$ 292
Equity	$ (843)	$ 290

For the year ended December 31, 2017
Income	$ —	$1,446
Expenses	(266)	(1,125)
Tax expenses	—	(153)
Net Income (Loss)	$ (266)	$ 168

NOTE 4. Commitments

The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of December 31, 2017, the HIT had outstanding unfunded purchase commitments of approximately $285.2 million. The HIT maintains a sufficient level of liquid securities of no less than the total of the outstanding unfunded purchase commitments. As of December 31, 2017, the value of liquid securities, less short-term investments, maintained in a custodial trading account was approximately $5.9 billion.

NOTE 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the year ended December 31, 2017, were $1.7 billion and $347.7 million, respectively.

NOTE 6. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences to reflect tax character.

The tax character of distributions paid during 2017 and 2016 were as follows ($ in thousands):

	2017	2016
Ordinary investment income	$ 161,677	$ 152,539
Long-term capital gain on investments	3,720	—
Total distributions paid to participants or reinvested	$ 165,397	$ 152,539

28     AFL - CIO HOUSING INVESTMENT TRUST

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows ($ in thousands):

2017
Unrealized appreciation	$33,935
Undistributed ordinary income	3,140
Other temporary differences	(5,200)
Total accumulated earnings	$31,875

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of deferred compensation plans, accrued expenses, and depreciation.

During 2017, the HIT utilized its entire accumulated capital loss carryforward from prior years of $2,598,000 to offset current capital gains.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to the different book and tax treatment of paydowns, distributions, meals and entertainment expense, and insurance premiums paid. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2017, the HIT recorded the following permanent reclassifications ($ in thousands):

2017
Accumulated net investment income	$15,388
Accumulated net realized losses	$(15,041)
Amount invested and reinvested by current participants	$(347)

At December 31, 2017, the cost of investments for federal income tax purposes was $6,241,473,000 which approximated book cost at amortized cost. Net unrealized gain aggregated $33,935,000 at period-end, of which $84,215,000 related to appreciated investments and $50,280,000 related to depreciated investments.

NOTE 7. Retirement & Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective-bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the period ended December 31, 2017, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employee Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available in 2017 is for the 2015 Plan year-ended at June 30, 2016. The zone status is based on information that the

HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/ RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan
EIN/Pension Plan Number	53-0228172 / 001
2015 Plan Year PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2017 HIT’s Contributions	$2,257,466
2017 Contribution Rate	24%
Surcharge Imposed	no
Expiration Date of Collective Bargaining Agreement	03/31/2022

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Years Contributions to Plan Exceeded More Than 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	2015[1]

1 The 2015 plan year ended at June 30, 2016.

At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2017.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2017, the HIT matched dollar for dollar the first $6,000 of each employee’s contributions. The HIT’s 401(k) contribution for the year ended December 31, 2017, was approximately $310,200.

NOTE 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on June 11, 2018. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT did not borrow against the facility during, and had no outstanding balance under the facility for, the year ended December 31, 2017. No compensating balances are required.

NOTE 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

NOTE 10. New Accounting Pronouncement

In February 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2016-02, Leases, which intends to improve financial reporting about leasing transactions. The ASU affects all companies and other organizations that lease assets such as real estate and equipment. The new disclosure is effective for annual or interim periods beginning on or after December 15, 2019. Management is evaluating the impact of this update on its financial statements and disclosures.

ANNUAL REPORT 2017     29

Financial Highlights

Selected Per Share Data and Ratios for the Years Ended December 31

Per share data	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1,113.29	$1,121.13	$1,140.10	$1,107.45	$1,171.21

Income from investment operations:
Net investment income *	27.36	27.46	29.41	32.48	34.11
Net realized and unrealized gains (losses) on investments	7.58	(5.33)	(16.43)	34.38	(61.53)
Total income (loss) from investment operations	34.94	22.13	12.98	66.86	(27.42)
Less distributions from:
Net investment income	(30.23)	(29.97)	(31.95)	(34.21)	(36.33)
Net realized gains on investments	(0.68)	—	—	—	(0.01)
Total distributions	(30.91)	(29.97)	(31.95)	(34.21)	(36.34)

Net asset value, end of period	$1,117.32	$1,113.29	$1,121.13	$1,140.10	$1,107.45

Ratios/supplemental data
Ratio of expenses to average net assets	0.40%	0.41%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	2.4%	2.4%	2.6%	2.9%	3.0%
Portfolio turnover rate	24.6%	20.3%	18.9%	18.3%	29.5%

Number of outstanding units at end of period	5,548,292	5,201,499	4,865,879	4,262,218	4,077,108

Net assets, end of period (in thousands)	$6,199,225	$5,790,753	$5,455,282	$4,859,337	$4,515,201

Total return	3.17%	1.94%	1.13%	6.10%	(2.37)%

*The average shares outstanding method has been applied for this per share information.

See accompanying Notes to Financial Statements.

30     AFL - CIO HOUSING INVESTMENT TRUST

BOARD OF TRUSTEES+

Overall responsibility for the management of the HIT, the establishment of policies, and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: name, age, address, term of office, length of time served, principal occupations during at least the past five years and other directorships held.* The HIT’s Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by placing a collect call to the HIT’s Investor Relations Office at (202) 331-8055, or by viewing the HIT’s website at www.aflcio-hit.com.

Correspondence intended for a trustee may be sent to the AFL-CIO Housing Investment Trust, 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037.

Richard Ravitch,** age 84; Chairman; service commenced 1991, expires 2017; Manager, Waterside Plaza LLC; formerly Lieutenant Governor, State of New York; Co-Chair, Millennial Housing Commission; President and Chief Executive Officer, Player Relations Committee of Major League Baseball.

Richard L. Trumka,** age 68; Union Trustee; service commenced 1995, expires 2017; President, AFL- CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary- Treasurer, AFL-CIO.

Liz Shuler, age 47; Union Trustee; service commenced 2009, expires 2018; Secretary- Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW.

Vincent Alvarez, age 49; Union Trustee; service commenced 2012; expires 2019; President, New York City Central Labor Council (NYCCLC); formerly Assistant Legislative Director, New York State AFL-CIO; formerly Chief of Staff, NYCCLC.

James Boland, age 67; Union Trustee; service commenced 2010, expires 2019; President, International Union of Bricklayers and Allied Craftworkers (BAC); Co-Chair, International Masonry Institute; Co-Chair, International Trowel Trades Pension Fund and BAC International Health Fund; Executive Member, BAC Staff Health Plan; Trustee, BAC Local Union Officers and Employees Pension Fund and BAC Salaried Employees Pension Fund; formerly Executive Vice President and Secretary Treasurer, BAC.

Sean McGarvey, age 55; Union Trustee; service commenced 2012, expires 2018; President, North America’s Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department.

Jack Quinn, Jr., age 66; Management Trustee; service commenced 2005, expires 2017; President, Erie Community College; Director, Kaiser Aluminum Corporation; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York.

Kenneth E. Rigmaiden, age 64; Union Trustee; service commenced 2011, expires 2017; General President, International Union of Painters and Allied Trades of the United States and Canada (IUPAT); Director, Coalition of Black Trade Unionists; Trustee, IUPAT International PensionFund; formerly Executive General Vice President, IUPAT; Assistant to the General President, IUPAT; National Project Coordinator, IUPAT Job Corps Program; Director, United Way.

Marlyn J. Spear,** CFA, age 63; Management Trustee; service commenced 1995, expires 2018; Director, Baird Funds, Inc.; formerly Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity); Member, Greater Milwaukee Foundation Investment Committee.

Tony Stanley,** age 84; Management Trustee; service commenced 1983, expires 2019; Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.

+As of December 31, 2017. Effective January 24, 2018, Kenneth W. Cooper, David B. Durkee, Bridget Gainer, Deidre L. Schmidt and William C. Thompson, Jr. were elected to the Board of Trustees. Richard Ravitch did not stand for re-election as Chairman of the Board of Trustees at the 2017 Annual Meeting of Participants. Effective January 24, 2018 Helen R. Kanovsky was elected as Chair of the Board of Trustees. Additional information relating to the election of these new Trustees is set forth on page 10.

* Includes any directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

** Executive Committee member.

ANNUAL REPORT 2017     31

LEADERSHIP

All officers of the HIT are located at 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037 except Mr. Chandler who is located at 155 N. Lake Avenue, Suite 800, Pasadena, CA 91191 and Ms. Johnstone who is located at One Sansome Street, Suite 3500, San Francisco, California 94104.*

Stephen Coyle, age 72; Chief Executive Officer, AFL-CIO Housing Investment Trust since 1992. He has presided over the HIT’s growth from a $530 million fund in 1992 to $6.2 billion in total net assets at year-end 2017. During his time as CEO, he has overseen $6.7 billion in HIT investment in $12.9 billion in development ($8.5 billion and $15.7 billion in constant dollars, respectively), creating some 94,000 housing units and over 65,000 union construction jobs.**

Theodore S. Chandler, age 58; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2009; formerly Vice President, Fannie Mae; Deputy Director, Chief Financial Officer and General Counsel, Massachusetts Industrial Finance Agency.

Erica Khatchadourian, age 50; Chief Financial Officer, AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust; Senior Consultant, Price Waterhouse.

Chang Suh, CFA, age 46; Senior Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust since 2005; formerly Assistant Portfolio Manager, and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust; Senior Auditor, Arthur Andersen.

Nicholas C. Milano, age 50, General Counsel, AFL-CIO Housing Investment Trust since 2013; formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital

Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.

Debbie Cohen, age 67; Chief Development Officer, AFL-CIO Housing Investment Trust since 2009; formerly Chief Director of Marketing and Investor Relations, AFL-CIO Housing Investment Trust; Realtor, Coldwell Banker Realty and Weichert Realty; Senior Director of Planning and Research, Federal Home Loan Banks.

Emily Johnstone, age 44; Executive Vice President and Managing Director of Defined Contribution Marketing, AFL-CIO Housing Investment Trust since 2016; formerly Managing Director of Business Development and Regional Marketing Director, AFL-CIO Housing Investment Trust; Director of Investor Relations and Director of the West Regional Office, RBC Capital Markets.

Christopher Kaiser, age 53; Deputy General Counsel (since 2008) and Chief Compliance Officer (since 2007), AFL-CIO Housing Investment Trust; formerly Associate General Counsel, AFL-CIO Housing Investment Trust; Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission.

Thalia B. Lankin, age 39; Chief Business Development Officer, AFL-CIO Housing Investment Trust since 2016; Chief Operating Officer, Building America CDE, Inc.; formerly Director of Operations, Chief of

Staff and Special Counsel, AFL-CIO Housing Investment Trust.

Harpreet Singh Peleg, CFA, age 44; Controller, AFL-CIO Housing Investment Trust since 2005; Chief Financial Officer, Building America CDE, Inc.; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs & Co.; Senior Associate, Pricewaterhouse Coopers.

Eric W. Price, age 56; Executive Vice President, AFL-CIO Housing Investment Trust since 2010; Chief Executive Officer, Building America CDE, Inc.; formerly Senior Vice President, Abdo Development; Senior Vice President, Local Initiative Support Corporation; Deputy Mayor for Planning and Economic Development, D.C.

Lesyllee White, age 55; Executive Vice President and Managing Director of Defined Benefit Marketing, AFL-CIO Housing Investment Trust since 2004; formerly Director of Marketing, Regional Marketing Director and Senior Marketing Associate, AFL- CIO Housing Investment Trust; Vice President, Northern Trust Company.

Stephanie H. Wiggins, age 52; Executive Vice President and Chief Investment Officer, AFL-CIO Housing Investment Trust since 2001; Director, Resource Capital Corp.; formerly Director of Fannie Mae Finance, AFL-CIO Housing Investment Trust; Director, Prudential Mortgage Capital Company; Vice President/Multifamily Transaction Manager, WMF Capital Corporation.

* Except for Ms. Wiggins, no officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended. These officers are appointed annually, serving for a period of approximately one year or until their respective successors are duly appointed and qualified.

**Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model. See inside back cover for additional detail.

32     AFL - CIO HOUSING INVESTMENT TRUST

AFL-CIO Housing Investment Trust

National Office	Independent Registered Public Accounting Firm
2401 Pennsylvania Avenue, N.W.	Ernst & Young LLP
Suite 200	Tysons, Virginia
Washington, D.C. 20037
(202) 331-8055	Corporate Counsel
www.aflcio-hit.com	Katten Muchin Rosenman LLP
Washington, D.C.
New York City Office
1270 Avenue of the Americas	Transfer Agent
Suite 210	BNY Mellon Investment Servicing (US) Inc.
New York, New York 10020	Wilmington, Delaware
(212) 554-2750
Custodian
New England Regional Office	Bank of New York Mellon
Ten Post Office Square, Suite 800	New York, New York
Boston, Massachusetts 02109
(617) 850-9071

Western Regional Office
One Sansome Street, Suite 3500
San Francisco, California 94104
(415) 433-3044

Southern California Office
155 North Lake Avenue, Suite 800
Pasadena, California 91101
(626) 993-6676

Investors should consider the HIT’s investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Job and economic benefit figures in this report are provided by Pinnacle Economics, Inc. and HIT. Estimates are calculated using an IMPLAN input-output model based on HIT project data and secondary source materials and are shown in 2016 dollars.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.